The Sheffield Funds, Inc.                   THE SHEFFIELD FUNDS, INC.
900 Circle 75 Parkway
Suite 750                             ====================================
Atlanta, Georgia  30339-3082
(770) 953-1597                                    ANNUAL REPORT
                                                  -------------
                                                 October 31, 1995

                                           SHEFFIELD TOTAL RETURN FUND

LEGAL COUNSEL
Kilpatrick & Cody                          SHEFFIELD INTERMEDIATE TERM
Atlanta, Georgia  30309                             BOND FUND



CUSTODIAN
United Missouri Bank, n.a.
Kansas City, Missouri  64141



INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P.
Atlanta, Georgia   30309





                                                          Investment Advisor
                                                          Fund Administrator
                                                      Shareholder Servicing Agent
                                                      ---------------------------

This report is authorized for distribution         Sheffield Investment Management,
Inc. only to shareholders and to others who              900 Circle 75 Parkway
have received a copy of the prospectus of                      Suite 750
The Sheffield Funds, Inc.                             Atlanta, Georgia 30339-3082
                                                            (770) 953-1597


THE SHEFFIELD FUNDS, INC.
===============================================================================

October 31, 1995

DEAR SHAREHOLDER:

INTRODUCTION
This year marks the sixth annual report of The Sheffield Funds. For most of these years, and for the year just completed in particular, the economy has been kind to both the stock and bond markets. Current macroeconomic and political trends including subdued inflation, declining interest rates, federal budgetary constraints, and the potential for a capital gains tax cut all bode well for financial markets as we head into 1996. Broad U.S. stock market indices represented five of the 10 best performing major stock markets around the world during our fiscal year.

TOTAL RETURN FUND
Philosophy
The Total Return Fund continues to be broadly diversified across all sectors of the economy as it seeks to provide its shareholders with a combination of capital appreciation and dividend income. The portfolio's investment philosophy calls for the purchase of securities of companies that are generating increasing cash flow returns on their invested capital. If cash flow returns are increasing over time, then increasing shareholder wealth is likely to be the end result.

As Portfolio Manager, I attempt to minimize the turnover of the holdings within the Fund. Turnover not only increases a fund's cost of operations, but also creates short-term capital gains (having higher tax consequences) at the expense of long-term gains. During the past year, the Total Return Fund experienced a turnover rate of 55%, an amount well below that of the average equity mutual fund which has ranged between 75-85% during the past five years.

Foreign Securities
Our prospectus allows the Total Return Fund to invest up to 20% of its assets in foreign securities. Ownership of these equities has normally been accomplished through the purchase of a combination of open-end and closed-end funds. This approach has been preferred over the acquisition of individual ADR's (foreign stocks traded in the U.S.) as we have chosen to rely on the expertise of local managers to understand the opportunities and risks within specific countries and regions of the world rather than attempt to gain this expertise in-house.

The emerging markets in 1995, unfortunately, continued to dramatically underperform our domestic markets. The Total Return Fund began its fiscal year with foreign holdings representing 6.4% of the assets. During 1995, many of these positions were sold, and as of the date of this letter, these holdings had declined to 1.4%. In spite of "statistical cheapness" within many of these markets at this time, it is my intention to keep our emerging markets securities at this nominal level until these markets begin to demonstrate a renewed vigor and a rekindled investor interest.

Economic Sector Diversification
The chart below illustrates the Total Return Fund's investment mix compared to that of the S&P 500 Index as of October 31, 1995. During the past twelve months this mix has not varied significantly from the proportions shown below. The chart reveals that there are no particularly strong industry bets being taken at the present time. The same posture held true throughout our fiscal year.


                           Industry Sector Analysis
                               October 31, 1995
------------------------------------------------------------------------
Industry                        S&P 500 Index           Sheffield Funds
------------------------------------------------------------------------
Basic Materials                     5.8%                        7.2%
Energy                              8.8%                        4.0%
Industrial                         11.0%                        9.8%
Conglomerates                        .7%                        4.4%
Consumer Cyclical                  11.5%                       14.5%
Consumer Non Cyclical              22.9%                       23.7%
Technology                         13.8%                       20.7%
Financial                          12.9%                        9.8%
Utility                            12.6%                        4.9%
Foreign                               0                         1.0%

Performance
The following information explains the Financial Highlights table of this annual report. The Total Return Fund earned 30c. per share from interest and dividends during fiscal 1995. These earnings were reduced by operating expenses totalling 19c. per share. The balance of 11c. is described as the Fund's net investment income. In addition, the Fund distributed 12c. per share of net investment income from 1994 operations. The Fund experienced solid appreciation this fiscal year. This increase in value is attributable to portfolio gains of $1.68 per share. Finally, the Fund distributed 34c. per share of capital gains realized in the prior fiscal year, which reduced the net asset value by that amount.

Summarizing these figures, the Total Return Fund's net asset value increased for the year by a total of $1.33 per share, which equates to an increase of 16.3%. During this same period, the S&P 500 Index increased 26.4%. While no particularly dramatic reason jumps out as having caused the Fund to underperform relative to the S&P 500 Index, certain attributes of the portfolio can be cited by way of explanation.

First, emerging market securities generally realized significant declines in value during this period. While the Fund was gradually reducing exposure to these markets throughout the year, the losses nevertheless sustained had a dampening effect on portfolio results.

Second, an anomaly factor in the S&P 500 Index this past year contributed heavily to its strong performance. I am referring to the exceptionally strong price increases for the semiconductor stocks, one of the groups within the technology sector. A large proportion of the stocks in that group increased by more than 100% in less than twelve months. The characteristics of these stocks, such as very high volatility, low dividend yields and rapid product obsolescence makes them unsuitable for more than a small portion of the Total Return Fund's portfolio, and thus, we had underweighted them (relative to the S&P 500 Index) throughout the year. The chart on the right presents a cumulative comparison of the Fund's performance against the S&P 500 results.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE TOTAL RETURN FUND AND S&P 500 INDEX


                                   VALUE OF                        VALUE OF
FOR YEAR ENDED                 TOTAL RETURN FUND                 S&P 500 INDEX
--------------                 -----------------                 -------------
OCTOBER 1990                        $ 8,824                         $ 9,362
OCTOBER 1991                         12,464                          12,499
OCTOBER 1992                         12,970                          13,743
OCTOBER 1993                         15,120                          15,797
OCTOBER 1994                         14,770                          16,410
OCTOBER 1995                         17,180                          20,750


INTERMEDIATE TERM BOND FUND
Philosophy
Our investment goals for this fund are twofold. First, we seek to build a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term bonds (maturing in from one-to-ten years) have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our fund seeks to participate in this long-term phenomena. Second, we seek a modest degree of capital appreciation potential by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the bond fund's assets in high-dividend-paying common stocks.

Out of the broad universe of bonds traded in the marketplace, our fund limits itself primarily to investment quality corporate bonds typically maturing in from one-to-ten years. We can and do buy bonds with maturity dates exceeding ten years, as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate.

Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible bond holdings will help to offset the operating expenses incurred by the fund over a three-to-five year period of time.

Finally, we can acquire adjustable rate securities, most commonly in the form of adjustable rate preferred stocks. Typically, the dividends paid on these securities will change as the general level of interest rates changes. Adjustable rate securities are attractive during periods of rising interest rates as these securities are more likely to hold their value vis a vis fixed rate bonds. On the contrary, when interest rates decline, fixed rate bonds will generally realize more significant price appreciation than will adjustable rate securities. The Bond Fund began the year with a small percentage of its holdings in the variable rate category and disposed of all of them during the year.

Performance
During the past twelve months interest rates all along the yield curve have declined. With declining interest rates, bondholders' wealth increases. This has certainly been a pleasant turn of events from the prior year's disastrous bond market losses. Bonds of different maturities have seen their interest rates decline by varying percentages. For example, one-year maturity yields have declined by approximately .6% (60 basis points) in the past year while 30-year bond interest rates dropped 164 basis points in the same time frame. Thus, long-term bonds outperformed all others.

The following information explains the Financial Highlights table of this annual report. The Bond Fund earned 70c. per share in the past year from interest and dividends. These earnings were reduced by operating expenses totaling 17c. per share. The balance of 53c. is described as the Fund's net investment income. During the year, it distributed 57c. of net investment income, decreasing the net asset value by 4c. per share before portfolio transactions.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN THE INTERMEDIATE TERM BOND FUND AND
          THE LEHMAN BROTHERS CORPORATE INTERMEDIATE TERM BOND INDEX


                                                        VALUE OF LEHMAN BROTHERS
                            VALUE OF INTERMEDIATE        CORPORATE INTERMEDIATE
FOR YEAR ENDED                  TERM BOND FUND               TERM BOND INDEX
--------------              ---------------------       ------------------------
OCTOBER 1990                       $ 9,984                      $10,522
OCTOBER 1991                        11,428                       12,189
OCTOBER 1992                        12,316                       13,489
OCTOBER 1993                        13,391                       15,205
OCTOBER 1994                        13,070                       14,780
OCTOBER 1995                        14,750                       17,080


The Fund had gains of 60c. per share on investments which includes both realized and unrealized gains. The largest component of this gain was the unrealized appreciation on bonds held. Additionally, the Fund distributed 3c. per share of capital gains earned from the prior fiscal year, which reduced the net asset value by that amount.

Summarizing these figures, the Bond Fund's net asset value increased for the year by a total of 53c. per share. This increase in net asset value equates to a gain of 12.9% versus 15.6% for the corporate bond index we use as a proxy.

Other Characteristics
The Fund's average maturity can range between 3 and 7 years. With the decline in interest rates experienced throughout the year, I had gradually extended its average maturity to 7 years. By doing so, shareholders have reaped maximum benefit the fund can offer in light of the current interest rate environment. Portfolio turnover remains low at 35% for the year.

The Fund's rating mix is presented below.


            BOND RATING                        % OF BOND PORTFOLIO
            -----------                        -------------------
               BBB                                     35.3%
                A                                      52.5%
               AA                                      10.2%
               BB                                       2.0%


As we begin our new fiscal year, a confluence of positive events appears to be developing which may result in another good year in the investment markets. Declining interest rates, a subdued level of inflation, and efforts to reduce future budget deficits are all powerful engines for long-term economic growth.

Sincerely,


Roger A. Sheffield, CFA
President

                          SHEFFIELD TOTAL RETURN FUND
                            Portfolio of Investments
                                October 31, 1995

--------------------------------------------------------
SHORT-TERM INVESTMENTS (4.5%)      PAR      VALUE
--------------------------------------------------------
United Missouri Bank Money Market
  (cost - $972,512)             $972,512   $972,512

--------------------------------------------------------
COMMON STOCKS (95.9%)             SHARES
--------------------------------------------------------
AEROSPACE - 1.0%
Raytheon Co.                       5,000    218,125
                                            -------

AUTO/TRUCK PARTS - 2.8%
Eaton Corp.                        4,500    230,625
Genuine Parts Co.                  5,300    210,012
Superior Industries
International, Inc.                6,100    172,325
                                            -------
                                            612,962
                                            -------
BANKING - 2.8%
Bank of Boston Corp.               5,000    222,500
First Tennessee National           4,200    224,700
Corp.                              2,500    164,375
                                            -------
NationsBank Corp.                           611,575
                                            -------
BEVERAGES - 4.3%
  ALCOHOLIC - 1.4%
  Anheuser Busch Cos., Inc.        4,700    310,200
                                            -------


  SOFT DRINK - 2.9%
  Coca-Cola Co.                    2,800    201,250
  Pepsico, Inc.                    8,000    421,000
                                            -------
                                            622,250
                                            -------
CHEMICALS - 7.2%
  BASIC - 5.3%
  Eastman Chemical Co.             6,000    357,000
  Lilly Industries, Inc.
  CL A                            15,000    191,250
  Monsanto Co.                     3,600    377,100
  Sherwin Williams Co.             5,500    206,937
                                            -------
                                          1,132,287
                                          ---------

  SPECIALTY - 1.9%
  Avery Dennison Corp.             7,000    313,250
  Englehard Corp.                  4,500    111,937
                                            -------
                                            425,187
                                            -------
COMPUTER HARDWARE - 4.5%
Bay Network, Inc. *                4,000    265,000
Compaq Computer Corp.*             2,000    111,250
EMC Corp. *                       11,000    170,500
Hewlett Packard Co.                3,000    277,875
SCI Systems, Inc. *                4,400    154,550
                                            -------
                                            979,175
                                            -------


-----------------------------------------------------------
COMMON STOCKS - CONTINUED                 SHARES   VALUE
-----------------------------------------------------------
COMPUTER SOFTWARE - 1.7%
Computer Associates
International, Inc.                       3,900   $214,500
General Motors Class E                    3,000    141,375
                                                   -------
                                                   355,875
                                                   -------

COSMETICS - 1.2%
Avon Products, Inc.                       3,700    263,163
                                                   -------
DIVERSIFIED - 5.6%
Allied Signal, Inc.                       8,900    378,250
PPG Industries, Inc.                      6,900    293,250
Tenneco, Inc.                             6,200    272,025
TRW, Inc.                                 3,900    256,425
                                                   -------
                                                 1,199,950
                                                 ---------

ELECTRICAL EQUIPMENT - 2.9%
Honeywell, Inc.                           5,100    214,200
Johnson Controls Industries,
Inc.                                      7,000    407,750
                                                   -------
                                                   621,950
                                                   -------
ELECTRONICS - 5.1%
Avnet Inc.                                6,000    302,250
Eastman Kodak Co.                         6,000    375,750
Motorola, Inc.                            2,100    138,075
Pacific Scientific Co.                    6,500    137,313
Sensormatic Electronics Corp.             6,200    132,525
                                                   -------
                                                 1,085,913
                                                 ---------

ELECTRONICS-SEMICONDUCTOR - 1.7%
Intel Corp.                               2,150    150,231
Texas Instruments, Inc.                   3,100    212,350
                                                   -------
                                                   362,581
                                                   -------
ENTERTAINMENT/LEISURE - 1.9%
American Greetings Corp.
Class A                                   6,600    207,900
Brunswick Corp.                          10,000    195,000
                                                   -------
                                                   402,900
                                                   -------
FOOD - 2.7%
Hershey Foods Corp.                       6,300    376,425
Hormel Foods Corp.                        8,900    204,700
                                                   -------
                                                   581,125
                                                   -------

FOODS WHOLESALE - .7%
SuperValu Stores                          5,440    167,280
                                                   -------

FOREIGN - 1.4%
Latin America Equity Fund, Inc.          11,033    143,429
Malaysia Fund, Inc.                       4,400     78,100
United Kingdom Fund, Inc.                 6,800     83,300
                                                   -------
                                                   304,829
                                                   -------


-----------------------------------------------------------
COMMON STOCKS - CONTINUED            SHARES       VALUE
-----------------------------------------------------------
HOMEBUILDING - .9%
Fleetwood Enterprises, Inc.          10,000       $205,000
                                                   -------
HOUSEHOLD FURNISHINGS - 1.0%
Whirlpool Corp.                       4,000        212,000
                                                   -------

HOUSEHOLD PRODUCTS - 1.8%
Colgate Palmolive Co.                 3,700        256,225
Rubbermaid, Inc.                      5,000        130,625
                                                   -------
                                                   386,850
                                                   -------

INSURANCE - 4.3%
Allstate Corporation                  5,098        187,352
Beneficial Corp.                      4,000        196,000
Hartford Steam Boiler                 5,700        265,762
Reliastar Financial Corp.             6,600        275,550
                                                   -------
                                                   924,664
                                                   -------

MANUFACTURING - 1.5%
Caterpillar, Inc.                     3,000        170,250
Donaldson Co., Inc.                   6,500        158,438
                                                   -------
                                                   328,688
                                                   -------
MEDICAL - 6.7%
  HEALTHCARE - 5.0%
  Merck & Co., Inc.                   5,000        287,500
  Pfizer, Inc.                        6,400        367,200
  Schering Plough Corp.               8,000        429,000
                                                   -------
                                                 1,083,700
                                                 ---------

  PHARMACEUTICAL - 1.7%
  Mylan Laboratories                 18,900        361,463
                                                   -------

MEDICAL SUPPLIES - 2.7%
Abbott Laboratories                   5,000        198,750
Bausch & Lomb, Inc.,                  6,000        207,750
U.S. Surgical Corp.                   7,000        171,500
                                                   -------
                                                   578,000
                                                   -------

OFFICE EQUIPMENT - 4.7%
Diebold, Inc.                         5,300        280,900
Moore Corp., Ltd.                    13,200        252,450
Pitney Bowes, Inc.                    4,700        205,038
Xerox Corp.                           2,100        272,212
                                                   -------
                                                 1,010,600
                                                 ---------

OIL & GAS - 2.5%
Amoco Corp.                           2,000        127,750
Occidental Petroleum Corp.           10,000        215,000
USX-Marathon Group Inc.              11,000        195,250
                                                   -------
                                                   538,000
                                                   -------

--------------------------------------------------------------
COMMON STOCKS - CONTINUED                SHARES        VALUE
--------------------------------------------------------------
OTHER - 2.2%
S&P Depositary Receipt                   8,000       $466,500
                                                      -------

FOREST PRODUCTS - .9%
Mead Corp.                               3,200        184,400
                                                      -------
PUBLISHING AND PRINTING -
 .9%                                      4,500        194,625
                                                      -------
Banta Corp.

REAL ESTATE - 1.9%
New Plan Realty Trust                    9,186        202,100
Washington Real Estate
Investment
  Trust                                 14,399        214,178
                                                      -------
                                                      416,278
                                                      -------
RETAIL - 6.4%
  DEPARTMENT STORE - 2.7%
  Dollar General Corp.                   7,700        188,650
  May Department Stores Co.              5,500        215,875
  Sears Roebuck & Co.                    5,500        187,000
                                                      -------
                                                      591,525
                                                      -------

  DRUG - .8%
  Revco Drugs, Inc.*                     6,830        162,213
                                                      -------

  RETAIL-OTHER - .7%
  Kroger Co. *                           4,600        153,525
                                                      -------

  SPECIALTY - 2.2%
  Kellwood Co.                          13,100        245,625
  R.G. Barry Corp.*                      5,733        108,933
  Tandy Corp.                            2,300        113,563
                                                      -------
                                                      468,121
                                                      -------

SAVINGS AND LOANS - .8%
John Hancock Bank & Thrift
  Opportunity Fund                       8,000        182,000
                                                      -------
TELEPHONE - 5.2%
AT&T Corp.                               5,900        377,600
Alltel Corp.                            11,200        343,000
Ameritech Corp.                          6,300        340,200
Newbridge Networks Corp.*                2,100         64,050
                                                       ------
                                                    1,124,850
                                                    ---------
TOBACCO - 1.6%
Philip Morris Cos.                       4,000        337,000
                                                      -------



--------------------------------------------------------------
COMMON STOCKS - CONTINUED               SHARES        VALUE
--------------------------------------------------------------
TRANSPORTATION - 2.4%
  RAILROADS - 2.4%
  Conrail, Inc.                         4,000       $275,000
  Illinois Central Corp Ser-A           6,300        240,975
                                                     -------
                                                     515,975
                                                     -------
--------------------------------------------------------------
Total Common Stocks
(cost - $17,391,612)                             $20,683,304
--------------------------------------------------------------


--------------------------------------------------------------
CONVERTIBLE BONDS (1.3%)               PAR            VALUE
--------------------------------------------------------------
COMMERCIAL SERVICES - .7%
Olsten Corp 4.875% Conv.
Deb. 5/15/03                        $135,000         155,925
                                                     -------

HOSPITAL MANAGEMENT - .6%
Beverly Enterprises 7.625% Conv.
Deb. 3/15/03                         126,000         121,905
                                                     -------
--------------------------------------------------------------
Total Convertible Bonds
(cost - $262,802)                                   $277,830
--------------------------------------------------------------
--------------------------------------------------------------

TOTAL INVESTMENTS (101.7%)
(cost - $18,626,926)                             $21,933,646
--------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES (-1.7%)             ($368,514)
--------------------------------------------------------------
--------------------------------------------------------------

NET ASSETS (100%)                                $21,565,132
--------------------------------------------------------------

NET ASSET VALUE PER SHARE                             $12.86
--------------------------------------------------------------

*Non-income producing


                     SHEFFIELD INTERMEDIATE TERM BOND FUND
                            Portfolio of Investments
                                October 31, 1995

------------------------------------------------------------
SHORT-TERM INVESTMENTS (.1%)              PAR       VALUE
------------------------------------------------------------
United Missouri Bank Money Market
(cost - $10,014)                         $10,014     $10,014
------------------------------------------------------------

COMMON STOCKS (8.1%)                       SHARES
------------------------------------------------------------
BANKING - .9%
JP Morgan & Co.                              900     $69,413
                                                     -------

CHEMICALS - 2.3%
  BASIC - 1.5%
  Dupont (E.I.) Denemours & Co.              965      60,192
  Minnesota Mining & Mfg, Co.              1,000      56,875
                                                      ------
                                                     117,067
                                                     -------

  SPECIALTY - .8%
  Witco Corp.                              2,300      64,975
                                                      ------
CONGLOMERATES - 1.6%
Tenneco, Inc.                              1,265      55,502
United Technologies Corp.                    750      66,562
                                                      ------
                                                     122,064
                                                     -------

OIL & GAS - 2.4%
Chevron Corp.                              1,165      54,464
Exxon Corp.                                  845      64,537
Texaco, Inc.                                 980      66,762
                                                      ------
                                                     185,763
                                                     -------

TOBACCO - .9%
Philip Morris Cos.                           825      69,506
                                                      ------
------------------------------------------------------------
Total Common Stocks
(cost - $556,012)                                   $628,788
                                                    --------
------------------------------------------------------------
------------------------------------------------------------
PREFERRED STOCKS (.7%)
------------------------------------------------------------
COMPUTER SOFTWARE - .7%
General Motors Corp. - E 3.25%
  Conv. Pfd. Series C                        800      53,600
                                                      ------
------------------------------------------------------------
Total Preferred Stocks
(cost - $47,214)                                     $53,600
------------------------------------------------------------

-------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (86.4%)            PAR                  VALUE
-------------------------------------------------------------------------
BANKING - 9.7%
Bankamerica Corp. 9.2% Sub.
  Notes 5/15/03                           $200,000              $229,792
Chase Manhattan Bank, Inc. 8% Sub.         300,000               316,893
  Notes 6/15/99
SunTrust Banks, Inc. 8.875% Notes
2/1/98                                     200,000               211,428
                                                                 -------
                                                                 758,113
                                                                 -------

BUILDING MATERIALS - 1.5%
Masco Corp. 9% Deb. 10/1/01                100,000               112,164
                                                                 -------

CHEMICALS - 1.8%
Eastman Chemical 6.375% Notes
  1/15/04                                  140,000               138,208
                                                                 -------

COMMERCIAL SERVICES - 2.6%
Hertz Corp. 7% Sr. Notes 4/15/01           200,000               204,890
                                                                 -------

COMPUTER SYSTEMS - 1.3%
International Business Machines
  Corp. 6.375% Notes 6/15/00               100,000               100,737
                                                                 -------
ELECTRICAL EQUIPMENT - 3.7%
Eastman Kodak Co. 9.375%
  Deb. 3/15/03                             100,000               117,324
Westinghouse Electric Corp. 8.875%
  Deb. 6/1/01                              160,000               165,189
                                                                 -------
                                                                 282,513
                                                                 -------

FINANCIAL SERVICES - 4.6%
Bear Stearns Co. 6.7% Sr. Notes
  8/1/03                                   200,000               199,674
Salomon, Inc. 9.375% Sr. Notes
  4/15/98                                  150,000               158,609
                                                                 -------
                                                                 358,283
                                                                 -------

FOOD - 3.4%
General Foods Corp. 6% Deb.
  6/15/01                                  270,000               262,159
                                                                 -------

GOVERNMENT SECURITIES - 5.9%
Alberta Province Canada 9.2% Notes
  11/1/97                                  150,000               159,423

Province of Ontario 7.625% Notes
  6/22/04                                  280,000               299,429
                                                                 -------
                                                                 458,852
                                                                 -------
HEALTHCARE - 3.4%
Rhone-Poulenc 7.75% Notes 1/15/02          250,000               263,620
                                                                 -------

--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED          PAR                VALUE
--------------------------------------------------------------------------
INSURANCE - 6.0%
Aetna Life & Casualty 7.25% Deb.
  8/15/23                                   $250,000            $235,053
Progressive Corp. 10% Deb. 12/15/00          200,000             230,792
                                                                 -------
                                                                 465,845
                                                                 -------
HOUSEHOLD PRODUCTS - 2.9%
Black & Decker 6.625% Notes
  11/15/00                                   220,000             220,715
                                                                 -------

OFFICE EQUIPMENT - 3.7%
Xerox Credit Corp. 9.75% Deb.
  3/15/00                                    250,000             283,067
                                                                 -------

OTHER - 3.6%
Swedish Export Credit 9.875% Deb.
  3/15/38                                    250,000             276,408
                                                                 -------

PERSONAL AND BUSINESS CREDIT - 8.4%
Ford Capital BV 9.375% Deb.                  200,000             227,382
  5/15/01
General Motors Acceptance Corp.              200,000             211,688
  8.4% Notes 10/15/99
Transamerica Financial Corp. 7.5%
  Sr. Notes 3/15/04                          200,000             210,996
                                                                 -------
                                                                 650,066
                                                                 -------
RETAIL - 13.9%
  DEPARTMENT STORE - 8.9%
  J.C. Penney & Co. 10% Notes
    10/15/97                                 150,000             160,965
  Kmart, Inc. 9.8% Med.-Term
    Notes 6/15/98                            250,000             261,650
  Sears Roebuck & Co. 9.25%
    Notes 4/15/98                            150,000             160,801
  Wal-mart Stores, Inc. 9.1%
    Notes 7/15/00                            100,000             111,775
                                                                 -------
                                                                 695,191
                                                                 -------

  SPECIALTY - 5.0%
  Fruit of the Loom, Inc. 7.87%
    Sr. Notes 10/15/99                       210,000             220,840
  The Limited, Inc. 8.875% Notes
    8/15/99                                  150,000             162,044
                                                                 -------
                                                                 382,884
                                                                 -------

SAVINGS AND LOANS - 2.2%
H.F. Ahmanson & Co. 9.875% Sub.
  Notes 11/15/99                             150,000             167,952
                                                                 -------

-------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED             PAR              VALUE
-------------------------------------------------------------------------
TRANSPORTATION - 4.2%
  RAILROADS - 4.2%
  Atchison Topeka & Santa Fe
    Railroad Co. Equipment
    8.875% Trust Certificate Series
    W 6/1/99                                    $300,000         $322,626
                                                                  -------
UTILITIES - 3.6%
Commonwealth Edison Co. Mortgage
  9.375% Bonds 2/15/00                           250,000          275,215
                                                                  -------
-------------------------------------------------------------------------
Total Corporate Bonds and Notes
(cost - $6,322,730)                                            $6,679,508
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONVERTIBLE BONDS (2.7%)
-------------------------------------------------------------------------
EMC Corp. 4.250% Conv. Sub Note
  1/1/01                                          75,000           74,906
Olsten Corp. 4.875% Conv. Sub Deb.
  5/15/03                                        115,000          132,825
                                                                  -------
                                                                  207,731
                                                                  -------
-------------------------------------------------------------------------
Total Convertible Bonds
(cost - $194,371)                                                $207,731
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL INVESTMENTS (98.0%)
(cost - $7,130,341)                                            $7,579,641
-------------------------------------------------------------------------

-------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (2.0%)                            $154,278
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSETS (100%)                                              $7,733,919
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $9.59
-------------------------------------------------------------------------

See accompanying notes to the financial statements.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors
of the Sheffield Funds, Inc.
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of The Sheffield Funds, Inc. (consisting of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund), including the portfolios of investments, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Sheffield Funds, Inc. as of October 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Atlanta, Georgia
December 19, 1995

FINANCIAL STATEMENTS
--------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
--------------------------------------------------------------

                                SHEFFIELD         SHEFFIELD
                                  TOTAL         INTERMEDIATE
                                 RETURN           TERM BOND
                                   FUND              FUND
                                ---------       --------------
ASSETS:

Investments at value (cost of
  $18,626,926 and $7,130,341,
  respectively)                 $21,933,646       $7,579,641

Receivables:
  Interest                            5,600          147,995
  Dividends                          14,533              650
Investment securities sold          342,422          100,541
Prepaid insurance                     1,618            1,618
                                -----------       ----------
     Total assets                22,297,819        7,830,445
                                -----------       ----------

LIABILITIES:

Investment securities
purchased                           700,009           76,643
Accrued expenses                     32,678           19,883
                                    -------           ------
     Total liabilities              732,687           96,526
                                    -------           ------



NET ASSETS CONSISTING OF:

Undistributed net investment
  income                            117,607           29,456
Accumulated net realized gain       829,079           85,839
Unrealized appreciation on
   investments                    3,306,720          449,300
Paid-in capital applicable to
  1,676,698 and 806,620 shares
  outstanding, respectively, of
  $.001 par value capital
  stock; 5,000,000 shares
  authorized in each fund        17,311,726        7,169,324
                                 ----------        ---------

     Net Assets                 $21,565,132       $7,733,919
                                ===========       ==========

NET ASSET VALUE PER SHARE            $12.86            $9.59
                                     ======            =====

See accompanying notes to financial statements.

--------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------

                                     SHEFFIELD      SHEFFIELD
                                       TOTAL       INTERMEDIATE
                                      RETURN        TERM BOND
                                       FUND            FUND
                                     --------      ------------
INVESTMENT INCOME:

  Interest                           $ 43,138         $683,319
  Dividends                           417,815           51,003
                                      -------          -------
     Total income                     460,953          734,322
                                      -------          -------

EXPENSES:
  Investment advisory fee             184,252           99,403
  Voluntary waiver of investment
      advisory fee                       -             (24,850)
  Administration fee                   48,000           48,000
  Transfer agency fees                 10,000           10,000
  Distribution expenses                 6,835            6,835
  Custodian fees                       13,122            6,421
  Registration and filing fees          5,099            4,117
  Professional fees                     8,150            8,150
  Directors' fees                       4,800            4,800
  Printing and postage                  6,188            5,737
  Insurance expense                     4,992            4,992
  Amortization of organization
  expenses                              3,105            3,105
  Other                                   250              415
                                     --------         --------
    Total expenses                    294,793          177,125
                                      -------          -------
    Net investment income             166,160          557,197
                                      -------          -------


REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

Net realized gain on investments      700,444          103,113
Net realized gain (loss) on            34,896          (17,333)
futures
Realized gain distributions from       93,822           ----
  investment companies
Change in unrealized
  appreciation on investments       1,681,089          641,710
                                    ---------          -------

        Net gain on investments     2,510,251          727,490
                                    ---------          -------

Net increase in net assets from
operations                         $2,676,411       $1,284,687
                                   ==========       ==========

-----------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
-----------------------------------------------------------------------

                                                  SHEFFIELD TOTAL
                                                    RETURN FUND
                                             ------------------------
                                             Year ended    Year ended
                                              10/31/95      10/31/94
                                             -----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                      $  166,160    $  197,916
  Net realized gain on investments              829,162       507,809
  Change in unrealized appreciation
     on investments                           1,681,089    (1,463,173)
                                              ---------    ----------
  Increase (decrease) in net assets
     from operations                          2,676,411      (757,448)
                                              ---------     ---------

Dividends to shareholders from:
  Net investment income                        (178,351)     (240,611)
  Capital gains                                (507,787)   (1,656,947)
                                              ---------   -----------

Total distributions to shareholders            (686,138)   (1,897,558)
                                              ---------   -----------
Capital transactions:
  Proceeds from shares issued
     through exchange                         2,992,306        456,443
  Proceeds from reinvestment of
     dividends                                  686,138      1,897,558
  Proceeds from other shares sold               618,904      1,418,666
  Cost of shares reacquired through
     exchange                                (1,199,058)    (3,992,939)
  Cost of other shares reacquired            (1,708,560)    (6,443,674)
                                            -----------     ----------

  Increase (decrease) in net assets
     from capital share transactions          1,389,730     (6,663,946)
                                              ---------     ----------

    TOTAL INCREASE (DECREASE)                 3,380,003     (9,318,952)

NET ASSETS:
Beginning of year                            18,185,129     27,504,081
                                             ----------     ----------
End of year                                 $21,565,132    $18,185,129
                                            ===========    ===========

Capital transactions in number of shares:
  Shares issued through exchange
  Shares issued in connection with              235,685         38,399
     reinvestment of dividends                   64,791        160,946
  Other shares sold                              53,872        118,829
  Shares reacquired through
     exchange
  Other shares reacquired                      (108,650)      (353,782)
  Net decrease in shares outstanding           (145,823)      (551,182)
                                             ----------       --------
                                                 99,875       (586,790)
                                             ==========       ========

See accompanying notes to financial statements.

-----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1995 AND 1994
-----------------------------------------------------------------

                                                      SHEFFIELD
                                                     INTERMEDIATE
                                                    TERM BOND FUND
                                              --------------------------
                                               Year ended    Year ended
                                                10/31/95      10/31/94
                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income                       $  557,197    $  393,088

  Net realized gain on investments                85,780        32,534
  Change in unrealized appreciation
            on investments                       641,710      (599,036)
                                                 -------     ---------
  Increase (decrease) in net assets
     from operations                           1,284,687      (173,414)
                                               ---------     ---------

Dividends to shareholders from:
  Net investment income                         (574,726)     (374,256)
  Capital gains                                  (32,510)     (295,493)
                                               ---------      --------

Total distributions to shareholders             (607,236)     (669,749)
                                              ----------      --------

Capital transactions:
  Proceeds from shares issued
     through exchange                          1,199,058     3,992,939
  Proceeds from reinvestment of
     dividends                                   607,236       669,749
  Proceeds from other shares sold                687,049       877,793
  Cost of shares reacquired through
     exchange                                 (2,992,306)     (456,443)
  Cost of other shares reacquired             (1,728,501)   (2,655,151)
                                              -----------   ----------
  Increase (decrease) in net assets
     from capital share transactions          (2,227,464)    2,428,887
                                              ----------    ----------

    TOTAL INCREASE (DECREASE)                 (1,550,013)    1,585,724


NET ASSETS:
Beginning of year                              9,283,932     7,698,208
                                              ----------    ----------
End of year                                   $7,733,919    $9,283,932
                                              ==========    ==========

Capital transactions in number of shares:
  Shares issued through exchange                 133,877       429,482
  Shares issued in connection with
     reinvestment of dividends                    65,650        70,985
  Other shares sold                               75,598        93,683
  Shares reacquired through
      exchange                                  (309,849)      (48,054)
  Other shares reacquired                       (183,156)     (280,559)
                                              ----------      --------
  Net decrease in shares outstanding            (217,880)      265,537
                                              ==========      ========


--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
 For a share outstanding throughout the year*


                                                  SHEFFIELD TOTAL RETURN FUND
                                                  ---------------------------
                                                      Year ended October 31,
                                            -----------------------------------------
                                              1995     1994    1993    1992     1991
                                            -----------------------------------------
 Net asset value, beginning of period        $11.53   $12.71  $12.30  $11.82  $ 8.48
                                             ------   ------  ------  ------  ------
 Income from investment operations:
   Net investment income                        .11      .10     .12     .09     .09
   Net gains (losses) on securities
     (both realized and unrealized)            1.68     (.38)   1.75     .47    3.37
                                               ----     -----   ----     ---    ----
   Total from investment operations            1.79     (.28)   1.87     .56    3.46
                                               ----     -----   ----     ---    ----

 Less Distributions:
   Dividends (from net investment income)      (.12)    (.11)   (.12)   (.08)   (.12)
   Distributions (from capital gains)          (.34)    (.79)  (1.34)    .---    .---
                                               -----    -----  ------  ------- ------
 Total distributions                           (.46)    (.90)  (1.46)   (.08)   (.12)
                                               -----    -----  ------   -----   -----

 Net Asset Value, end of period              $12.86   $11.53  $12.71  $12.30  $11.82
                                             =======  ======= ======= ======= =======

 Total return                                 16.33%   -2.31%  16.59%   4.79%  41.26%
 Ratios/supplemental data
   Net assets, end of period                 $21,565   $18,18  $27,50  $19,37  $16,23
   Ratio of expenses to average net assets      ,132    5,129   4,081   9,670   1,542
   Ratio of net investment income to average   1.60%    1.50%   1.47%   1.66%   1.86%
      net assets
   Portfolio turnover rate                      .90%     .83%    1.0%    .82%    .90%
                                              55.16%   51.25% 100.28% 119.87%  65.48%




See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
 For a share outstanding throughout the year*

                                                      SHEFFIELD INTERMEDIATE TERM BOND FUND
                                                      -------------------------------------
                                                               Year ended October 31,
                                              ----------------------------------------------------------
                                                1995        1994        1993         1992          1991
 Net asset value, beginning of period         $ 9.06      $10.14       $ 9.98       $ 9.81        $ 9.23
                                                ----      ------       ------       ------        ------
 Income from investment operations:
   Net investment income                         .53         .48          .52          .58           .59
   Net gains (losses) on securities
     (both realized and unrealized)              .60        (.71)         .32          .17           .70
                                                 ---        ----          ---          ---           ---
   Total from investment operations             1.13        (.23)         .84          .75          1.29
                                                ----        ----          ---          ---          ----

 Less Distributions:
   Dividends (from net investment income)       (.57)       (.45)        (.58)        (.58)         (.71)
   Distributions (from capital gains)           (.03)       (.40)        (.10)         .--           .--
                                                -----       ----        -----        -----          ----
 Total distributions                            (.60)       (.85)        (.68)        (.58)         (.71)
                                                -----       ----        -----        -----         -----
 Net Asset Value, end of period               $ 9.59      $ 9.06       $10.14       $ 9.98        $ 9.81
                                              ======      ======       ======       ======        ======


 Total return                                  12.89%      -2.42%        8.73%       7.78%        14.47%
 Ratios/supplemental data
   Net assets, end of period              $7,733,919  $9,283,932   $7,698,208  $11,973,286    $9,873,704
   Ratio of expenses to average net assets     1.78%+      2.08%+       2.04%+       1.91%         2.30%
   Ratio of net investment income to average   5.61%       5.01%        5.19%        5.87%         6.20%
    net assets
   Portfolio turnover rate                    34.99%      30.38%       21.70%       59.54%        48.57%


+ Without the waiver of advisory or administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.03%, 2.34%, and 2.17% for the years 1995, 1994, and 1993, respectively.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the Total Return Fund) and the Sheffield Intermediate Term Bond Fund (the Bond Fund), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. Security Transactions and Related Investment Income Security transactions are accounted for on the trade date and dividend income is recorded on the ex- dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent on the daily fluctuations in the value of the unrealized gains and losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

D. Federal Income Taxes - No provision for federal income taxes is required since each Fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

    At October 31, 1995, the aggregate cost of securities for federal income tax and financial reporting purposes for the Total Return Fund was $18,626,926 and net unrealized appreciation aggregated $3,306,720 of which $3,735,140 related to appreciated securities and $428,420 related to depreciated securities. The aggregate tax cost of securities for the Bond Fund was $7,130,341 and net unrealized appreciation aggregated $449,300, of which $480,562 related to appreciated securities and $31,262 related to depreciated securities.

E. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly. The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the one year period ended October 31, 1995, amounted to $24,850.

SFI has entered into an Administration Agreement with SIMI pursuant to which SIMI provides various administrative services required by the funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund.

In accordance with a Transfer Agency Agreement between SFI and SIMI, various services are provided to the stockholders of the funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, and service cost with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the year ended October 31, 1995, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the funds were as follows:

    TOTAL RETURN             INTERMEDIATE TERM
        FUND                      BOND FUND
---------------------       --------------------
Purchases      Sales        Purchase      Sales
---------     -------       --------    --------
$10,734,926  $10,076,860    $3,298,669  $5,087,090

The Total Return Fund had transactions in call options as follows:

                             Number of
                             Contracts     Premiums
                             ---------     --------
Options outstanding at
    October 31, 1994                0     $       0
Options written                   772       171,390
Options purchased                  20         8,632
Options expired                  (128)      (14,330)
Options closed                   (547)     (132,739)
Options exercised                (117)      (32,953)
                              --------    ----------
Options outstanding at
    October 31, 1995                0     $       0
                                    =             =


NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1995, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 5,287 shares of the Bond Fund and 14,233 shares of the Total Return Fund. The president of SIMI and related family members owned 15,174 shares of the Bond Fund and 14,342 shares of the Total Return Fund.